UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2008

Penn Treaty American Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14681	23-1664166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3440 Lehigh Street, Allentown, Pennsylvania 18103
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 965-2222

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into Material Definite Agreement

On November 5, 2008, (the “Closing Date”), Penn Treaty American Corporation (the “Company”) entered into and closed on a Stock Purchase Agreement (the “Agreement”) and related agreements with LTC Global, Inc., a Nevada corporation (“LTC Global”), whereby the Company sold all of the issued and outstanding shares of capital stock (the “Shares”) of its wholly-owned subsidiary, United Insurance Group Agency, Inc. (“UIG”), to LTC Global (the “Sale”).

Pursuant to the Agreement, LTC Global purchased the Shares for $14.25 million (the “Purchase Price”). On the Closing Date, Penn Treaty received $1 million from LTC Global, with the remainder of the Purchase Price payable as follows: (1) $10.25 million pursuant to the terms of a promissory note (the “Note”) payable upon the earlier of (i) 120 days from November 5, 2008 or (ii) the completion of executed commission assignments and (2) $3 million in installment payments made with respect to insurance policies issued prior to the Closing Date, with installments payable as future commissions are paid to UIG by Penn Treaty’s subsidiary insurers.

As collateral for the amounts due under the Note, Penn Treaty received a security interest in the Shares pursuant to a pledge agreement between Penn Treaty and UIG.

In addition to the Purchase Price, Penn Treaty has retained approximately $3 million in cash and cash equivalents held by UIG at September 30, 2008, and received approximately $4.5 million in dividends and tax provisions from UIG in 2008.

Item 2.01	Completion of Acquisition or Disposition of Assets

As described in Item 1.01 and incorporated herein by reference, on November 5, 2008, the Company sold all of the Shares of UIG to LTC Global.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit	Description
10.1	Stock Purchase Agreement among United Insurance Group Agency, Inc., LTC Global, Inc., and Penn Treaty American Corporation.
10.2	$10,250,000 Promissory Note.
10.3	Pledge Agreement by and between LTC Global, Inc. and Penn Treaty American Corporation.
99.1	Press Release dated November 7, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN TREATY AMERICAN CORPORATION

November 12, 2008	By: /s/ Mark Cloutier
Name:	Mark Cloutier
Title:	Executive Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit	Description

10.1	Stock Purchase Agreement among United Insurance Group Agency, Inc., LTC Global, Inc., and Penn Treaty American Corporation.
10.2	$10,250,000 Promissory Note.
10.3	Pledge Agreement by and between LTC Global, Inc. and Penn Treaty American Corporation.
99.1	Press Release dated November 7, 2008.

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